Exhibit 10.6
Execution Version

AMENDED AND RESTATED GUARANTY AGREEMENT
made among
the Guarantors from time to time party hereto
and
JEFFERIES FINANCE LLC,
as Administrative Agent
Dated as of November 9, 2018

6.16	WAIVER OF JURY TRIAL	14
6.17	Restatement	14
Annex I – Joinder Agreement

AMENDED AND RESTATED GUARANTY AGREEMENT
AMENDED AND RESTATED GUARANTY AGREEMENT, dated as of November 9, 2018, among each of the signatories hereto designated as a Guarantor on the signature pages hereto (together with any other entity that may become a party hereto as a Guarantor as provided herein) (each a “Guarantor” and collectively, the “Guarantors”) and JEFFERIES FINANCE LLC, as Administrative Agent (in such capacity and together with its successors and assigns in such capacity, the “Agent”) for (i) the banks and other financial institutions or entities (the “Lenders”) from time to time party to the Amended and Restated Credit Agreement, dated as of November 9, 2018 (as amended, restated, amended and restated, extended, supplemented or otherwise modified or replaced from time to time, the “Credit Agreement”), among CONTURA ENERGY, INC., a Delaware corporation, each other Person who joins in the execution of the Credit Agreement and agrees to be bound as a borrower, the Lenders and the Agent and (ii) the other Guaranteed Parties (as defined below).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Guarantor;
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;
WHEREAS, the Borrower and the other Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and
WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty to the Agent for the benefit of the Guaranteed Parties.
NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement, to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, to induce the Hedge Banks to enter into Secured Hedging Agreements and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby agrees with the Agent, for the benefit of the Guaranteed Parties, as follows:

SECTION 1.    DEFINED TERMS.
1.1    Definitions. (a) Unless otherwise defined herein, all terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    The following terms shall have the following meanings:
“Bankruptcy Proceeding” has the meaning set forth in Section 2.1.
“Discharge of the Guaranteed Obligations” means and shall have occurred upon (i) Payment in Full and (ii) the payment of any obligations due and owing under all Secured Hedging Agreements and the termination or expiration of all Secured Hedging Agreements (other than obligations and liabilities under Secured Hedging Agreements that have been cash collateralized or as to which other arrangements reasonably satisfactory to the applicable counterparties shall have been made).
“Existing Guaranty” has the meaning set forth in Section 6.17.
“Guaranteed Obligations” means the Secured Obligations; provided, however, that Guaranteed Obligations consisting of Secured Hedging Obligations shall exclude all Excluded Hedging Obligations.
“Guaranteed Parties” means, collectively, the Agent, the Collateral Agent, the Lenders and, with respect to any Secured Hedging Agreement, any Hedge Bank.
“Guaranty” means this Amended and Restated Guaranty Agreement as the same may be amended, restated, amended and restated, extended, supplemented or otherwise modified or replaced from time to time.
“Obligee Guarantor” has the meaning set forth in Section 2.6.
“Qualified ECP Guarantor” means, in respect of any Swap Obligations, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Voidable Transfer” has the meaning set forth in Section 2.9.
1.2    Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Guaranty shall refer to this

Guaranty as a whole and not to any particular provision of this Guaranty, and Section, Schedule, Exhibit and Annex references, are to this Guaranty unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Guaranty.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(c)    The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.
(d)    The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.
Section 2.    GUARANTEE
2.1    Guarantee of Guaranteed Obligations. Each of the Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Agent, for the benefit of the Guaranteed Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each other Guarantor, including the Borrowers, when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations. Each Guarantor shall be liable under its guarantee set forth in this Section 2.1, without any limitation as to amount, for all present and future Guaranteed Obligations, including specifically all future increases in the outstanding amount of the Loans or other Guaranteed Obligations and other future increases in the Guaranteed Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents or the Secured Hedging Agreements on the date hereof. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all Guaranteed Obligations (including, without limitation, interest, fees, costs and expenses) that would be owed by any other obligor on the Guaranteed Obligations but for the fact that they are unenforceable or not allowable due to the existence of a proceeding under any Debtor Relief Law (a “Bankruptcy Proceeding”) involving such other obligor because it is the intention of the Guarantors and Guaranteed Parties that the Guaranteed Obligations which are guaranteed by the Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve any Borrower or any other Guarantor of any portion of such Guaranteed Obligations.
2.2    Limitation on Obligations Guaranteed. (a) Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Section 2 shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under this Section 2 void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the guarantee set forth herein and the obligations of each Guarantor hereunder. To effectuate the foregoing, the Agent and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor in respect of the guarantee set forth in this Section 2 at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor with respect thereto hereof not constituting a fraudulent transfer or conveyance after giving full effect to the liability under such guarantee set forth in this Section 2 and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under this Section 2 will be deemed to be enforceable and payable after the guarantee under this Section 2. To the fullest extent permitted by applicable law, this Section 2.2(a) shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interest in such Guarantor.
(b)    Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.2(a) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Guaranteed Party hereunder.
2.3    Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc. (a) Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing guarantee of payment and performance and not merely of collectability. Each Guarantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor, notice of default and notice of nonpayment to or upon the Borrowers or any of the other Guarantors with respect to the Guaranteed Obligations. Without limiting the generality of the foregoing, this Guaranty and the obligations of each Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, set-off, defense, counterclaim, discharge or termination for any reason (other than a Discharge of the Guaranteed Obligations).
(b)    Each Guarantor agrees that the Guaranteed Obligations of each Guarantor hereunder are independent of the Guaranteed Obligations of each other Guarantor and of any other guarantee of the Guaranteed Obligations and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers and any other Guarantor or any other Person or against any collateral security or other guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrowers and any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers and any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

(c)    No payment made by any Borrower, any of the other Guarantors, any other guarantor or any other Person or received or collected by any Guaranteed Party from any Borrower, any of the other Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment, remain liable for the Guaranteed Obligations until the Discharge of the Guaranteed Obligations.
(d)    Without limiting the generality of the foregoing, each Guarantor agrees that its obligations under and in respect of the guarantee contained in this Section 2 and any security interest, if any, securing the Guaranteed Obligations, shall not be affected by, and shall remain in full force and effect without regard to, and hereby waives, to the extent permitted by law, all, rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not such Guarantor has knowledge thereof);
(i)    the validity or enforceability of the Credit Agreement or any other Loan Document or any Secured Hedging Agreement, any of the Guaranteed Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party;
(ii)    any renewal, extension or acceleration of, or any increase in the amount of the Guaranteed Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents or any Secured Hedging Agreement;
(iii)    any failure or omission to assert or enforce or agreement or election not to assert or enforce, delay in enforcement, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any Loan Document or any Secured Hedging Agreement, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations;
(iv)    any change, reorganization or termination of the corporate structure or existence of any Borrower, any other Guarantor or any of their respective Subsidiaries and any corresponding restructuring of the Guaranteed Obligations;
(v)    any settlement, compromise, release, or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Guaranteed Obligations (other than a defense of payment or performance in full hereunder) or any subordination of the Guaranteed Obligations to any other obligations;
(vi)    the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Guaranteed Obligations or any other impairment of such collateral;

(vii)    any exercise of remedies with respect to any security for the Guaranteed Obligations (including, without limitation, any collateral, including the Collateral securing or purporting to secure any of the Guaranteed Obligations) at such time and in such order and in such manner as the Agent and the other Guaranteed Parties may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Guarantor would otherwise have and without limiting the generality of the foregoing or any other provisions hereof; and
(viii)    any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower or any other Guarantor for the Guaranteed Obligations, or of such Guarantor under the guarantee contained in this Section 2 or of any security interest granted by any Guarantor, whether in a Bankruptcy Proceeding or in any other instance.
(e)    In addition, each Guarantor further waives any and all other defenses, set- offs or counterclaims (other than a defense of payment or performance in full hereunder) which may at any time be available to or be asserted by it, any Borrower or any other Guarantor or Person against any Guaranteed Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury.
2.4    Rights of Reimbursement, Contribution and Subrogation.
In case any payment is made on account of the Guaranteed Obligations by any Guarantor or is received or collected on account of the Guaranteed Obligations from any Guarantor or its property:
(a)     If such payment is made by a Guarantor (including the Borrowers) or from its property in respect of the Guaranteed Obligations of another Guarantor, such Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Guaranteed Obligations, (A) to demand and enforce reimbursement for the full amount of such payment from such other Guarantor, and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors (other than the Guarantor whose primary obligations were so guaranteed by the other Guarantors) based on the relative value of their assets and any other equitable considerations deemed appropriate by the court. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under this Section 2 will be deemed to be enforceable and payable after the guaranty under this Section 2.
(b)    If and whenever any right of reimbursement or contribution becomes enforceable by any Guarantor (including the Borrowers) against any other Guarantor (including the Borrowers) whether under Section 2.4(a) or otherwise, such Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Guaranteed Obligations, to be subrogated (equally and ratably with all other Guarantors entitled to reimbursement or contribution from any other Guarantor as set forth in this Section 2.4) to any security interest that may then be held by the Agent upon any collateral securing or purporting to secure any of the Guaranteed Obligations. Any right of subrogation of any Guarantor (including the Borrowers) shall be enforceable solely after a Discharge of the Guaranteed Obligations and solely against the Guarantors, and not against the Guaranteed Parties, and neither the Agent nor any other Guaranteed Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any collateral securing or purporting to secure any of the Guaranteed Obligations for any purpose related to any such right of subrogation. If subrogation is demanded by any Guarantor, then, after Discharge of the Guaranteed Obligations, the Agent shall instruct the Collateral Agent to deliver to the Guarantors making such demand, or to a representative of such Guarantors or of the Guarantors generally, an instrument satisfactory to the Collateral Agent transferring, on a quitclaim basis without any recourse, representation, warranty or any other obligation whatsoever, whatever security interest the Collateral Agent then may hold in whatever collateral securing or purporting to secure any of the Guaranteed Obligations that may then exist that was not previously released or disposed of or acquired by the Collateral Agent.
(c)    All rights and claims arising under this Section 2.4 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Guarantor (including the Borrowers) as to any payment on account of either (x) the Guaranteed Obligations or (y) any other obligation that is secured by any collateral that also secures or purports to secure any of the Guaranteed Obligations, in each case made by it or received or collected from its property shall be fully subordinated to the Guaranteed Obligations in all respects prior to the Discharge of the Guaranteed Obligations. Until Discharge of the Guaranteed Obligations, no Guarantor may demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case, receivership, or insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Agent, for application to the payment of the Guaranteed Obligations. If any such payment or distribution is received by any Guarantor, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Guaranteed Parties, and shall forthwith be transferred and delivered by such Guarantor to the Agent, in the exact form received and, if necessary, duly endorsed.
(d)    The obligations of the Guarantors under this Guaranty and the other Loan Documents, including their liability for the Guaranteed Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.4 or otherwise. The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Guaranteed Party against any Guarantor or its property. The Guaranteed Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.
2.5    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Agent located at the Administrative Agent’s Office specified in the Credit Agreement.
2.6    Subordination of Other Obligations. Any Indebtedness of any Borrower or any other Guarantor now or hereafter held by any other Guarantor (the “Obligee Guarantor”), whether as original creditor, assignee, or by way of subrogation, restitution or otherwise, is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Agent on behalf of the Guaranteed Parties and shall forthwith be paid over to the Agent for the benefit of the Guaranteed Parties to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.
2.7    Financial Condition of Borrowers and other Guarantors. Any Borrowing may be made to the Borrowers or continued from time to time and any Secured Hedging Agreement may be entered into from time to time, in each case, without notice to or authorization from any Guarantor regardless of the financial or other condition of the Borrowers or any other Guarantor at the time of any such grant or continuation or at the time such Secured Hedging Agreement is entered into, as the case may be. No Guaranteed Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of the Borrowers or any other Guarantor. Each Guarantor has adequate means to obtain information from the Borrowers and each other Guarantor on a continuing basis concerning the financial condition of the Borrowers and each other Guarantor and its ability to perform its obligations under the Loan Documents and Secured Hedging Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrowers and each other Loan Party and each other Guarantor and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Guaranteed Party to disclose any matter, fact or thing relating to the business, operations or condition of the Borrowers or any other Guarantor now known or hereafter known by any Guaranteed Party.
2.8    Duration of Guarantee. Subject to Section 2.10 below, the guarantee contained in this Section 2 shall remain in full force and effect until the Discharge of the Guaranteed Obligations or until otherwise released with respect to any Guarantor pursuant to Section 6.15 below.
2.9    Reinstatement. If at any time payment of any of the Guaranteed Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any other Guarantor or any substantial part of its property, or otherwise, or if any Guaranteed Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Guaranteed Party in full or partial satisfaction of any Guaranteed Obligation, because the payment or transfer or the incurrence of the obligation is so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively a “Voidable Transfer”), or because such Guaranteed Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer, or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer, and as to all reasonable costs, expenses and attorney’s fees of the Guaranteed Party related thereto, the liability of each Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.
2.10    Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.10 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.10, or otherwise under this Guaranty, as it relates to such Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.10 shall remain in full force and effect until a Discharge of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 2.10 constitute, and this Section 2.10 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Section 3.    RESERVED.
Section 4.    POWER OF ATTORNEY AND FURTHER ASSURANCES.
4.1    Agent’s Appointment as Attorney-in-Fact, Etc. Each Guarantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Guarantor and in the name of such Guarantor or in its own name, for the purpose of carrying out the terms of this Guaranty, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Guaranty.
4.2    Further Assurances. Each Guarantor agrees that from time to time, at the expense of such Guarantor, it shall promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Agent may reasonably request, in order to ensure that the Guaranteed Parties receive the intended benefits hereof or to enable the Agent to exercise and enforce its rights and remedies hereunder.

Section 5.    APPLICATION OF PROCEEDS. The Agent shall apply any proceeds of the guarantee set forth herein in the order set forth in Section 8.04 of the Credit Agreement.
Section 6.    MISCELLANEOUS.
6.1    Amendments in Writing.
6.2    Notices. All notices, requests and demands to or upon the Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address as set forth below each party’s name on the signature pages hereto, or at such other address as may be designated by such party in a written notice to all other parties.
6.3    No Waiver by Course of Conduct; Cumulative Remedies. No Guaranteed Party shall by any act (except by a written instrument pursuant to Section 6.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced to any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Guaranteed Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
6.4    Enforcement Expenses; Indemnification. (a) Each Guarantor, jointly and severally with the other Guarantors, agrees to pay or reimburse each Guaranteed Party for all its costs and expenses as contemplated in Section 10.04(a) of the Credit Agreement.
(b)    Each Guarantor, jointly and severally with the other Guarantors, agrees to indemnify, and to hold the Guaranteed Parties harmless from, any and all losses, claims, damages and liabilities to the extent the Borrowers would be required to do so pursuant to Section 10.04 of the Credit Agreement.
(c)    Each Guarantor agrees that the provisions of Section 3.01 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Guaranteed Party shall be entitled to rely on each of them as if they were fully set forth herein.
(d)    The agreements in this Section 6.4 shall survive Payment in Full.
6.5    Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Guaranteed Parties and their successors and permitted assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Agent and any such assignment, transfer or delegation without such consent shall be null and void.
6.6    Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default or at maturity each Guaranteed Party is hereby authorized by each Guarantor at any time or from time to time subject to the consent of the Agent (such consent not to be unreasonably withheld or delayed), without notice to any Loan Party or to any other Person (other than the Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Guaranteed Party to or for the credit or the account of any Loan Party against and on account of the obligations and liabilities of any Guarantor to such Guaranteed Party hereunder, including all claims of any nature or description arising out of or connected hereto, irrespective of whether or not (a) such Guaranteed Party shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any other amounts due under the Credit Agreement or hereunder shall have become due and payable pursuant to Article II of the Credit Agreement or hereunder and although such obligations and liabilities, or any of them, may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (x) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Sections 2.18 and 8.04 of the Credit Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. The rights of each Guaranteed Party and their respective Affiliates under this Section 6.6 are in addition to other rights and remedies (including other rights of set-off) that such Guaranteed Party or their respective Affiliates may have. Each Guaranteed Party agrees to notify the Borrowers and the Agent promptly after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. If any right of set-off is exercised by any Hedge Bank pursuant to the terms of any Secured Hedging Agreement, such Hedge Bank hereby agrees to deliver to the Agent the value of the set-off and appropriation permitted by this Section 6.6 for application in accordance with Section 8.04 of the Credit Agreement.
6.7    Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or other electronic imaging means (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Guaranty.
6.8    Severability. If any provision of this Guaranty or any obligation hereunder is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions or obligations of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions or obligations with valid provisions or obligations the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions or obligations. The invalidity of a provision or obligation in a particular jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction.
6.9    Section Headings. The section headings and Table of Contents used in this Guaranty are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Guaranty.
6.10    Integration; Conflict. This Guaranty constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
6.11    GOVERNING LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.12    Submission to Jurisdiction; Waivers. SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO SHALL BE BROUGHT IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS GUARANTY, EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE (SUBJECT TO CLAUSE (E) BELOW) JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.02 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS, ARRANGERS, COLLATERAL AGENT AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY LOAN DOCUMENT OR AGAINST ANY COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE

JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.
6.13    Acknowledgments. Each Guarantor hereby:
(a)    acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents to which it is a party;
(b)    acknowledges that no Guaranteed Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Guaranteed Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;
(c)    acknowledges that no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the parties hereto; and
(d)    acknowledges and agrees to all of the terms and conditions of Article IX of the Credit Agreement and agrees to be bound as a Loan Party for the purposes of Article IX of the Credit Agreement as if originally a signatory thereto.
6.14    Additional Guarantors. Each Subsidiary of the Borrowers or any of their Restricted Subsidiaries or any other Person that is required to become a party to this Agreement pursuant to Section 6.12 of the Credit Agreement shall become a Guarantor as required by the Credit Agreement for all purposes of this Guaranty upon execution and delivery by such Subsidiary of a Joinder Agreement in the form of Annex I hereto.
6.15    Releases. After either (v) Discharge of the Guaranteed Obligations, (w) any sale or other transfer of a Guarantor that is permitted under the Credit Agreement (other than a sale or other transfer to a Loan Party), (x) a designation of a Restricted Subsidiary as an Unrestricted Subsidiary permitted under the Credit Agreement, (y) the approval, authorization or ratification in writing by the Required Lenders (or such other percentage of the Lenders whose consent is required by Section 10.01 of the Credit Agreement) with respect to the release of any Guarantor under the terms of this Guaranty or (z) upon a Guarantor no longer being a Guarantor by virtue of the definition thereof in the Credit Agreement or a transaction permitted under the Credit Agreement, each applicable Guarantor (or, in the case of clause (w) above, the applicable Guarantor so sold or transferred) shall automatically be released from this Guaranty, all without delivery of any instrument or performance of any act by any Person; provided that any such release of Guaranteed Obligations shall be deemed subject to the provision that such Guaranteed Obligations shall be reinstated if after such release any portion of any payment in respect of the Guaranteed Obligations shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any

Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. At the request and sole expense of any Guarantor following any such termination, the Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.
6.16    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS GUARANTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS GUARANTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 6.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
6.17    Restatement. Certain of the Guarantors and the Agent entered into that certain Guaranty Agreement, dated as of March 17, 2017 (as amended prior to the date hereof, the “Existing Guaranty”). This Guaranty is a restatement of, and an amendment to, the Existing Guaranty, and this Guaranty does not in any way constitute a novation of the Existing Guaranty.
[This Space Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Guaranty Agreement to be duly executed and delivered as of the date first above written.

GUARANTORS:

CONTURA MINING HOLDING, LLC

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

CONTURA ENERGY, LLC

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Manager and President

CONTURA ENERGY SERVICES, LLC

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Executive Vice President and Chief Financial Officer

ALPHA NATURAL RESOURCES HOLDINGS, INC.
ANR INC.

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Chief Financial Officer

CUMBERLAND COAL RESOURCES, LP EMERALD COAL RESOURCES, LP
By: Pennsylvania Services, LLC, its general partner

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Treasurer

Signature Page to Amended and Restated Guaranty Agreement - Contura

CONTURA COAL RESOURCES, LLC
CONTURA PENNSYLVANIA LAND, LLC
CONTURA WYOMING LAND, LLC
EMERALD CONTURA, LLC
CONTURA PENNSYLVANIA TERMINAL, LLC
DICKENSON-RUSSELL CONTURA, LLC
PARAMONT CONTURA, LLC
POWER MOUNTAIN CONTURA, LLC
CONTURA CAPP LAND, LLC
CONTURA COAL SALES, LLC
CONTURA COAL WEST, LLC
CONTURA EUROPEAN MARKETING, LLC
CONTURA FREEPORT, LLC
CONTURA TERMINAL, LLC
CUMBERLAND CONTURA, LLC
NICHOLAS CONTURA, LLC
CONTURA EXCAVATING & GRADING, LLC
ALEX ENERGY, LLC
ALPHA AMERICAN COAL COMPANY, LLC
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA APPALACHIA HOLDINGS, LLC
ALPHA APPALACHIA SERVICES, LLC
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC
ALPHA COAL WEST, LLC
ALPHA EUROPEAN SALES, LLC
ALPHA INDIA, LLC
ALPHA LAND AND RESERVES, LLC
ALPHA MIDWEST HOLDING COMPANY, LLC
ALPHA NATURAL RESOURCES INTERNATIONAL, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC
ALPHA NATURAL RESOURCES, LLC
ALPHA PA COAL TERMINAL, LLC
ALPHA SHIPPING AND CHARTERING, LLC
ALPHA SUB EIGHT, LLC
ALPHA SUB ELEVEN, INC.

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Treasurer

Signature Page to Amended and Restated Guaranty Agreement - Contura

ALPHA SUB NINE, LLC
ALPHA SUB ONE, LLC
ALPHA SUB TEN, INC.
ALPHA SUB TWO, LLC
ALPHA TERMINAL COMPANY, LLC
ALPHA WYOMING LAND COMPANY, LLC
AMFIRE HOLDINGS, LLC
AMFIRE MINING COMPANY, LLC
AMFIRE, LLC
ANR SECOND RECEIVABLES FUNDING, LLC
APPALACHIA COAL SALES COMPANY, LLC
APPALACHIA HOLDING COMPANY, LLC
ARACOMA COAL COMPANY, LLC
AXIOM EXCAVATING AND GRADING SERVICES, LLC
BANDMILL COAL, LLC
BANDYTOWN COAL COMPANY
BARBARA HOLDINGS INC.
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BIG BEAR MINING COMPANY, LLC
BLACK CASTLE MINING COMPANY, LLC
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN CUMBERLAND RESOURCES, LLC
BOONE EAST DEVELOPMENT CO., LLC
BROOKS RUN SOUTH MINING, LLC
BUCHANAN ENERGY COMPANY, LLC
CASTLE GATE HOLDING COMPANY
CLEAR FORK COAL COMPANY
COAL GAS RECOVERY II, LLC
CRYSTAL FUELS COMPANY
DEHUE COAL COMPANY
DELBARTON MINING COMPANY, LLC
DELTA MINE HOLDING COMPANY
DFDSTE, LLC
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
DRIH CORPORATION
DUCHESS COAL COMPANY

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Treasurer

Signature Page to Amended and Restated Guaranty Agreement - Contura

EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, LLC
ENTERPRISE MINING COMPANY, LLC
ESPERANZA COAL CO., LLC
FOUNDATION MINING, LLC
FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC
FREEPORT RESOURCES COMPANY, LLC
GOALS COAL COMPANY
GRAY HAWK INSURANCE COMPANY
GREEN VALLEY COAL COMPANY, LLC
GREYEAGLE COAL COMPANY
HARLAN RECLAMATION SERVICES LLC
HERNDON PROCESSING COMPANY, LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, LLC
JACKS BRANCH COAL COMPANY
JAY CREEK HOLDING, LLC
KANAWHA ENERGY COMPANY, LLC
KEPLER PROCESSING COMPANY, LLC
KINGSTON MINING, INC.
KINGWOOD MINING COMPANY, LLC
KNOX CREEK COAL CORPORATION
LAXARE, INC.
LITWAR PROCESSING COMPANY, LLC
LOGAN COUNTY MINE SERVICES, INC.
LOGAN I, LLC
LOGAN III, LLC
LONG FORK COAL COMPANY, LLC
LYNN BRANCH COAL COMPANY, INC.
MAPLE MEADOW MINING COMPANY, LLC
MARFORK COAL COMPANY, LLC
MARTIN COUNTY COAL, LLC
MAXXIM REBUILD CO., LLC
MAXXIM SHARED SERVICES, LLC

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Treasurer

Signature Page to Amended and Restated Guaranty Agreement - Contura

MAXXUM CARBON RESOURCES, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC
MILL BRANCH COAL, LLC
NEW RIDGE MINING COMPANY
NEWEAGLE INDUSTRIES, INC.
NICEWONDER CONTRACTING, INC.
NORTH FORK COAL CORPORATION
OLD ANR, LLC
OMAR MINING COMPANY, LLC
PARAMONT COAL COMPANY VIRGINIA, LLC
PAYNTER BRANCH MINING, INC.
PEERLESS EAGLE COAL CO., LLC
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA LAND RESOURCES HOLDING COMPANY, LLC
PENNSYLVANIA LAND RESOURCES, LLC
PENNSYLVANIA SERVICES, LLC
PERFORMANCE COAL COMPANY, LLC
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
PIONEER FUEL CORPORATION
PLATEAU MINING, LLC
POWER MOUNTAIN COAL COMPANY, LLC
PREMIUM ENERGY, LLC
RAWL SALES & PROCESSING CO., LLC
REPUBLIC ENERGY, LLC
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
RIVER PROCESSING, LLC
RIVERSIDE ENERGY COMPANY, LLC
RIVERTON COAL PRODUCTION, LLC
ROAD FORK DEVELOPMENT COMPANY, LLC
ROBINSON-PHILLIPS COAL COMPANY
ROCKSPRING DEVELOPMENT, INC.
ROSTRAVER ENERGY COMPANY
RUM CREEK COAL SALES, INC.

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Treasurer

Signature Page to Amended and Restated Guaranty Agreement - Contura

RUSSELL FORK COAL COMPANY
SHANNON-POCAHONTAS COAL CORPORATION
SHANNON-POCAHONTAS MINING COMPANY
SIDNEY COAL COMPANY, LLC
SPARTAN MINING COMPANY, LLC
STIRRAT COAL COMPANY, LLC
SYCAMORE FUELS, INC.
T.C.H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
THUNDER MINING COMPANY II, LLC
TRACE CREEK COAL COMPANY
TWIN STAR MINING, INC.
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WILLIAMS MOUNTAIN COAL COMPANY
WYOMAC COAL COMPANY, INC.

By:	/s/ C. Andrew Eidson
Name:	C. Andrew Eidson
Title:	Treasurer

Signature Page to Amended and Restated Guaranty Agreement - Contura

AGENT:

JEFFERIES FINANCE LLC,
as Agent

By:	/s/ John Koehler
Name: John Koehler
Title: Senior Vice President

Jefferies Finance LLC 520 Madison Avenue New York, NY 10022 Attention of Account Officer - Contura Fax: (212) 284-3444 Email: jfin.admin@jefferies.com

Signature Page to Amended and Restated Guaranty Agreement - Contura

Annex I to
Amended and Restated Guaranty Agreement
JOINDER AGREEMENT, dated as of ____________, 20____, made by ______________________, a _______________ (the “Additional Guarantor”), in favor of JEFFERIES FINANCE LLC, as Administrative Agent (in such capacity, the “Agent”) for (i) the banks and other financial institutions and entities (the “Lenders”) parties to the Credit Agreement referred to below and (ii) the other Guaranteed Parties (as defined in the Guaranty Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H:
WHEREAS, CONTURA ENERGY, INC., a Delaware corporation, the Lenders and the Agent have entered into that certain Amended and Restated Credit Agreement, dated as of November 9, 2018 (as amended, restated, amended and restated, extended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Guarantor) have entered into the Amended and Restated Guaranty Agreement, dated as of November 9, 2018 (as amended, restated, amended and restated, extended, supplemented, replaced or otherwise modified from time to time, the “Guaranty Agreement”) in favor of the Agent for the benefit of the Guaranteed Parties;
WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guaranty Agreement; and
WHEREAS, the Additional Guarantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guaranty Agreement;
NOW, THEREFORE, IT IS AGREED:
1.Guaranty Agreement. By executing and delivering this Joinder Agreement, the Additional Guarantor, as provided in Section 6.14 of the Guaranty Agreement, hereby becomes a party to the Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex I-A hereto is hereby added to the information set forth in Schedule 1.01(a) to the Credit Agreement. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Article V of the Credit Agreement is true and correct in all material respects on and as of the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.
2.GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Annex I

3.Successors and Assigns. This Joinder Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Additional Guarantor may not assign, transfer or delegate any of its rights or obligations under this Joinder Agreement without the prior written consent of the Agent and any such assignment, transfer or delegation without such consent shall be null and void.
IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

[NOTICE ADDRESS]

Annex I